NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION (IN WHOLE OR IN PART) IN,
INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A
VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

For immediate release	15 October 2014

Shire plc

Statement re: waiver of notice of AbbVie’s Board meeting

Shire plc announces that, in order to allow the period of uncertainty for its shareholders, employees and other stakeholders to be reduced, it has agreed to waive the requirement for three business days’ notice for AbbVie’s Board to meet to consider its recommendation of the offer for Shire.

CONTACTS

Shire
Stephanie Fagan	+1 201 572 9581
Jeff Poulton	+1 781 482 0945
Sarah Elton-Farr	+44 1256 894157

FTI Consulting (Media Adviser to the Company)
Ben Atwell (London)	+44 20 3727 1000

Evercore (Financial Adviser to the Company)
Francois Maisonrouge	+44 20 7653 6000
Edward Banks

Morgan Stanley (Financial Adviser to the Company)
Michele Colocci	+44 20 7425 8000
Colm Donlon

Peter Moorhouse (Corporate Broking)

Deutsche Bank (Financial Adviser to the Company)
Nick Bowers (Corporate Broking)	+44 20 7545 8000
Ben Lawrence (Corporate Broking)

Citi (Financial Adviser to the Company)
Christopher Hite	+1 212 816 1818

Goldman Sachs (Financial Adviser to the Company)
Raj Shah	+44 20 7774 1000

A copy of this announcement will be available at www.shire.com.  The content of the website referred to in this announcement is not incorporated into and does not form part of this announcement.

FURTHER INFORMATION

Evercore Partners International LLP (“Evercore”), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting as financial adviser exclusively for Shire and no one else in connection with the matters referred to in this announcement and will not regard any other person as its client in relation to the matters referred to in this announcement and will not be responsible to anyone other than Shire for providing the protections afforded to clients of Evercore, nor for providing advice in relation to the matters referred to in this announcement.

Morgan Stanley & Co. International plc, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting as financial adviser to Shire and no one else in connection with the matters referred to in this announcement.  In connection with such matters, Morgan Stanley & Co. International plc, its affiliates and its and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to any other person other than Shire for providing the protections afforded to their clients or for providing advice in connection with the contents of this announcement or any other matter referred to herein.

Citigroup Global Markets Limited, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority, each in the United Kingdom, is acting as financial adviser to Shire and for no one else in connection with the matters set out in this announcement.  In connection with such matters, Citigroup Global Markets Limited, its affiliates and its and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Shire for providing the protections afforded to its clients or for providing advice in connection with the contents of this announcement or any matter referred to herein.

Goldman Sachs International, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting as financial adviser to Shire and no one else in connection with the matters referred to in this announcement. In connection with such matters Goldman Sachs International, its affiliates and its and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Shire for providing the protections afforded to clients of Goldman Sachs International, or for giving advice in connection with the contents of this announcement or any other matter referred to herein.

Deutsche Bank AG is authorised under German Banking Law (competent authority: BaFIN - Federal Financial Supervisory Authority).  Deutsche Bank AG, London Branch is further authorised by the Prudential Regulation Authority and is subject to limited regulation by the Financial Conduct Authority and Prudential Regulation Authority. Deutsche Bank is acting as financial adviser to Shire and no one else in connection with the contents of this Announcement and will not be responsible to anyone other than Shire for providing the protections afforded to its clients or for providing advice in connection with the contents of this Announcement or any matter referred to herein.